November 18, 2016

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS

Supplement to Current Prospectuses

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about January 17, 2017 (the "Effective Date"), the fund's name will change to "Dreyfus AMT-Free Municipal Cash Management Plus."

As of the Effective Date, the following replaces the first paragraph of the section entitled "Fund Summary – Dreyfus Municipal Cash Management Plus – Principal Investment Strategy" in the prospectuses:

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in short-term, high quality municipal obligations that provide income exempt from both federal income taxes and the federal alternative minimum tax.  The fund also may invest in high quality, short-term structured notes, which are derivate instruments whose value is tied to underlying municipal obligations

As of the Effective Date, the following supersedes and replaces any contrary information in the section entitled "Fund Details – Goal and Approach" in the prospectuses:

Dreyfus AMT-Free Municipal Cash Management Plus normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in short-term, high quality municipal obligations that provide income exempt from both federal income taxes and the federal alternative minimum tax

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